EXHIBIT 10.5.5

                           PURCHASE AGREEMENT ADDENDUM


     THIS PURCHASE AGREEMENT ADDENDUM (the "Addendum") is entered into effective as of the 12th day of April 2004, by and between XRG, Inc. ("XRG") and J. BENTLY COMPANIES, INCORPORATED ("JBC").

                                    RECITALS:

     WHEREAS, XRG and JBC are parties to a Purchase Agreement dated May 2003 (the "Purchase Agreement"); and

     WHEREAS, the parties now desire to amend the Purchase Agreement to reflect the parties' agreement to modify the purchase consideration as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:


         1. Section 2(b) Purchase Consideration. The following language will be deleted. The XRG Common Stock will be registered within (60) days of the Closing Date. The number of XRG Shares is subject to adjustment six and twelve months (an "Adjustment Date") after the acquisition date based on the future market price of the XRG Shares.

         2. 800,000 shares of XRG Common Stock ("XRGC Shares") will be issued to the shareholders of J. Bently Companies, Incorporated in proportion to their holdings in the company.

         3. Except as modified hereby, the Purchase Agreement remains in full force and effect.


XRG, INC.                                         JBC SHAREHOLDER:

By:
   -------------------------                 ----------------------------
          President



J. BENTLY COMPANIES, INCORPORATED

By:
   -----------------------------------------
                  President